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                                                                   Exhibit 10.23

                                 vFINANCE, INC.
                               3010 Military Trail
                                    Suite 300
                            Boca Raton, Florida 33431

March 4, 2002


SBI Investments (USA) Inc.
c/o Billy Cheung
4/F Hendley Building
5 Queen's Road
Central Hong Kong

         Re: Note Purchase Agreement between SBI Investments (USA) Inc. (formerly known as Best Finance Investments Limited) ("SBI") and vFinance, Inc.

Gentlemen:

         Reference is made to that certain Note Purchase Agreement (the "Agreement") dated as of November 28, 2001 by and between vFinance, Inc. (the "Company") and SBI Investments (USA) Inc. (formerly known as Best Finance Investments Limited) ("SBI"), as amended by four letter agreements dated November 30, December 14, December 28, 2001 and January 11, 2002 (collectively, the "Letter Agreements") executed by the Company and SBI. Pursuant to the Agreement and the Letter Agreements, SBI has loaned to the Company a total of $975,000. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such capitalized terms in the Agreement and the Letter Agreements.

         We propose to modify the Agreement and the Letter Agreements as set forth herein. If SBI is in agreement with our proposed modifications, an authorized representative of SBI should sign and date a copy of this letter in the space provided below and return the signed copy of the letter to the undersigned.

         1. The Company and SBI agree that Paragraph 4. g. of the Agreement between the Company and SBI shall be amended to eliminate any reference to permitting Shelly Singhal to work for SBI. The Company and SBI also agree that Paragraph 4. g. shall be further amended to provide that as long as Shelly Singhal is registered with the NASD as an employee of the Company, he shall not be permitted to work for or be employed by SBI or any affiliate thereof other than the Company.



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         2. All other provisions of the Agreement and the Letter Agreements are incorporated herein by reference.

                                       Sincerely,

                                       vFINANCE, INC.



                                       By: /s/ Leonard J. Sokolow
                                           -------------------------------------
                                           Name:  Leonard J. Sokolow
                                           Title: President and CEO

Agreed and Accepted:

SBI INVESTMENTS (USA) INC.


By: /s/ Wong Sin Just
    --------------------------
Name:  Wong Sin Just
Title: Director





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